UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2025

MERITAGE HOMES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-09977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18655 North Claret Drive, Suite 400, Scottsdale, Arizona 85255

(Address of Principal Executive Offices, including Zip Code)

(480) 515-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	MTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 6, 2025, Meritage Homes Corporation (the “Company”) completed a public offering (the “Offering”) of $500 million aggregate principal amount of its 5.650% Senior Notes due 2035 (the “Notes”). The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-279002), as amended by Post-Effective Amendment No. 1 to Registration Statement on Form S-3, of the Company and certain direct and indirect wholly-owned subsidiaries of the Company listed as co-registrants thereto (the “Guarantors”), and a prospectus supplement, dated February 27, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act.

The Company received net proceeds from the Offering, after the underwriting discount, of $493.4 million (before expenses payable by the Company). The Company intends to use the proceeds for general corporate purposes.

The Notes were issued pursuant to an Indenture (the “Base Indenture”), dated as of March 6, 2025, as amended by the Supplemental Indenture, dated as of March 6, 2025 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), each, among the Company, the Guarantors and Regions Bank, as trustee (the “Trustee”). Interest on the Notes will accrue at a rate of 5.650% per annum on the principal amount from March 6, 2025, payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2025. The Notes will mature on March 15, 2035, subject to earlier redemption or repurchase. The Company’s obligations under the Notes and the Indenture are unconditionally guaranteed (the “Guarantees”) on an unsecured senior basis by each of the Guarantors, representing substantially all of the Company’s current subsidiaries.

Optional Redemption

The Company may, at its option, generally redeem all or a portion of the Notes at any time. If the Company redeems the Notes prior to December 15, 2034 (the “Par Call Date”), the redemption price for the Notes to be redeemed will be equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis at the Treasury Rate (as defined in the Indenture) plus 25 basis points less (b) interest accrued to the date of redemption; and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest on the principal thereon to but excluding the redemption date. If the Notes are redeemed on or after the Par Call Date, the redemption price for such Notes will equal 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, thereon to the redemption date.

Certain Covenants

Subject to certain exceptions and qualifications, the Indenture restricts the Company’s ability and the ability of the Guarantors to incur debt secured by certain assets, engage in sale and leaseback transactions with respect to certain assets and engage in mergers, consolidations or sales of all or substantially all of the Company’s assets.

Change of Control

Upon the occurrence of both a “Change of Control” and a “Rating Decline” (each, as defined in the Indenture), the Company will be required to make an offer to each holder of the Notes to purchase all or any part of such holder’s Notes at 101% of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of purchase.

Events of Default

The Indenture includes customary events of default, including payment defaults, failure to pay certain other indebtedness and certain events of bankruptcy, insolvency or reorganization.

Ranking

The Notes are general unsecured obligations of the Company and rank senior in right of payment to any future indebtedness of the Company that is, by its terms, expressly subordinated in right of payment to the Notes and equal in right of payment with all existing and future unsecured indebtedness of the Company that is not so subordinated, including the Company’s existing senior and convertible senior notes and the Company’s revolving credit facility. The Guarantees will be general unsecured obligations of the Guarantors and will rank senior in right of payment to any future indebtedness of the Guarantors that is, by its terms, expressly subordinated in right of payment to the guarantees and will rank equal in right of payment with all existing and future unsecured indebtedness of the Guarantors that is not so subordinated, including guarantees of the Company’s existing senior and convertible senior notes and the Company’s revolving credit facility.

The above description of the Base Indenture, the Supplemental Indenture and the Notes is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture and the Notes, copies of which are filed as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 8.01	OTHER EVENTS

On February 27, 2025, the Company and the Guarantors entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named therein, with respect to the Offering of the Notes.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

In connection with the issuance of the Notes, Snell & Wilmer L.L.P., Phoenix, Arizona, and Venable LLP, Baltimore, Maryland, delivered opinions to the Company regarding the legality of the issuance and sale of the Notes and Guarantees. A copy of each opinion is filed as Exhibits 5.1 and 5.2 hereto, respectively.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of February 27, 2025, among Meritage Homes Corporation, the Guarantors named therein and J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC and Mizuho Securities USA LLC, as representatives of the underwriters named therein.

4.1	Base Indenture, dated as of March 6, 2025, by among Meritage Homes Corporation, the Guarantors named therein and Regions Bank, as Trustee

4.2	Supplemental Indenture, dated as of March 6, 2025, by among Meritage Homes Corporation, the Guarantors named therein and Regions Bank, as Trustee

4.3	Form of 5.650% Senior Notes due 2035 (included in Exhibit 4.2)

5.1	Opinion of Snell & Wilmer L.L.P.

5.2	Opinion of Venable LLP

23.1	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1)

23.2	Consent of Venable LLP (Included in Exhibit 5.2)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2025

MERITAGE HOMES CORPORATION

/s/ Hilla Sferruzza
By:	Hilla Sferruzza
Executive Vice President and Chief Financial Officer